UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 Results of Operation and Financial Condition

On May 13, 2005, Royster-Clark, Inc. issued a press release announcing its operating and financial results for the three month period ended March 31, 2005. A computational error was made on the press release referring to the change in unaudited year-to-date operating income for April 2005 compared to April 2004. A copy of the updated press release is furnished and hereto attached as Exhibit 99.01 and is incorporated herein by reference.

The information contained in this report and the exhibit hereto attached are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.01	Updated press release of Royster-Clark, Inc., dated May 13, 2005, announcing its financial and operating results for its first fiscal quarter ended March 31, 2005 (furnished and not filed herewith solely pursuant to Item 2.02). Any Internet addresses provided in this release are for informational purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYSTER-CLARK, INC.

Date: June 13, 2005	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
99.01	Updated press release dated May 13, 2005 announcing first fiscal quarter ended March 31, 2005 operating and financial results for Royster-Clark, Inc.	X